                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-1 of our report dated October 8, 2003, except as to the third paragraph of Note 16 which is as of October 24, 2003, relating to the consolidated financial statements of Myogen, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


Denver, Colorado

October 29, 2003